                             SHAREHOLDERS AGREEMENT

         This Agreement is made as of the 18th day of July, 1997 by and among Moldflow Corporation, a Delaware corporation (the "Company"), and the individuals listed on Schedule I hereto (the "Shareholders").

         WHEREAS, the Company, the Shareholders and Moldflow International Pty Ltd. ("Moldflow Pty") are parties to a Moldflow Capital Reconstruction Implementation Agreement dated as of the date hereof (the "Implementation Agreement"), pursuant to which the Shareholders will exchange all of their shares of Moldflow Pty. for shares of the Company;

         WHEREAS, in connection with such exchange, the Shareholders desire to set forth certain terms concerning their rights as shareholders of the Company as set forth herein;

         NOW THEREFORE, the parties hereto agree as follows:

1.       SHAREHOLDERS' UNDERTAKINGS

         a. J.T.C. Investment Management Pty. Ltd. ("JTC"), Thomas Investments Australia Pty. Ltd. ("Thomas"), Helmet Investments Australia Pty. Ltd. ("Helmet") and Floatflow Pty. Ltd. ("Floatflow") each agrees that it will not, without the prior written consent of Ampersand Specialty Materials and Chemicals II ("Ampersand II"), Ampersand Specialty Materials and Chemicals III ("Ampersand III") and Ampersand Specialty Materials and Chemicals III Companion Fund ("Ampersand III CF") (which consent shall not be unreasonably withheld):

                  i. sell, transfer, hypothecate, assign or otherwise dispose of or grant an option over any of its shares of capital stock of the Company held by it; or

                  ii. mortgage, pledge or otherwise encumber any of its shares of capital stock of the Company (each of the foregoing actions described in clauses i or ii of this Section are hereinafter referred to as a "Transfer").

         b. If any Shareholder proposes to Transfer any of such Shareholder's shares of capital stock of the Company (a "Proposing Transferor"), the Shareholder shall:

                  i. obtain the consent of Ampersand II, Ampersand III and Ampersand III CF in accordance with clause 1.a, if applicable;

                  ii.      comply with the following provisions:

                           (1) provide written notice to the Board of Directors of the Company stating that it proposes to Transfer shares of capital stock of the Company (the "Subject Shares") and specifying the number of shares that it proposes to Transfer (the "Transfer Notice");

                           (2) upon receipt of such Transfer Notice, the Board of Directors of the Company and the Proposing Transferor will proceed to establish the fair market value of the Subject Shares within 28 days after the Transfer Notice is given, being the amount per share which is a fair selling value of the Subject Shares as between a willing purchaser and a willing vendor as agreed between the Board of Directors and the Proposing Transferor or, failing agreement, as determined by the auditors of the Company whose decision shall be final and binding (the "Fair Value");

                           (3) if the Proposing Transferor does not wish to transfer the Subject Shares at the Fair Value, it may withdraw the Transfer Notice within 7 days after the Fair Value of the Shares has been determined;

                           (4) if the Proposing Transferor does not withdraw its Transfer Notice, the Board of Directors of the Company will proceed to offer the Subject Shares to the holders of the Series A Preferred Stock of the Company at the Fair Value in proportion to their holdings of capital stock of the Company. Offers made pursuant to this Subsection will remain open for acceptance (in whole or in part) for a period of thirty days, and the Proposing Transferor will, upon being notified of an acceptance, tender to the accepting Shareholder such portion of the Subject Shares as are accepted;

                           (5) if all Subject Shares to be transferred by the Proposing Transferor have not been transferred within the thirty day period set forth in Subsection 1.b.ii.(4), the Board of Directors of the Company will proceed to offer those Subject Shares that have not been so transferred to the other Shareholders at the Fair Value in proportion to their holdings of capital stock of the Company. Offers made pursuant to this Subsection will remain open for acceptance (in whole or in part) for a period of thirty days, and the Proposing Transferor will, upon being notified of an acceptance, tender to the accepting Shareholder such portion of the Subject Shares as are accepted. Where a Shareholder does not accept an offer, the Board of Directors of the Company will offer the Subject Shares offered to such Shareholder to accepting Shareholders proportionally to their holdings at the time. Offers made pursuant to the preceding sentence will remain open for acceptance (in whole or in part) for a period of fifteen days and the Proposing Transferor will, upon being notified of an acceptance, tender to the accepting Shareholder such portion of the Subject Shares as are accepted;

                           (6) if all of the Subject Shares have not been transferred within forty-five days from the date of the offer made pursuant to Subsection 1.b.ii.(5), the Board of Directors may within thirty days find a third party who is willing to purchase the remaining Subject Shares at the Fair Value, and the Proposing Transferor will tender to such third party such portion of the Subject Shares as such third party is willing to purchase;

                           (7) if all of the Subject Shares have not been transferred within seventy-five days from the date of the offer made pursuant to Subsection 1.b.ii.(5), the Proposing Transferor may sell the remaining Subject Shares at a price not less than the Fair Value to any person;

                           (8) if the Proposing Transferor has not sold all of the Subject Shares remaining for sale pursuant to Subsection 1.b.ii.(7) within thirty days of the end of the seventy-five day period referred to in such Subsection, then the Proposing Transferor shall withdraw the Transfer Notice and shall not thereafter Transfer any shares of capital stock of the Company without complying with the terms of this Section 1.b;

                  iii. if Ampersand II, Ampersand III and Ampersand III CF have not waived the operation of this clause 1.b.iii when providing their consent under clause 1.b.i, the Proposing Transferor shall give ten business days written notice to Ampersand II, Ampersand III and Ampersand III CF of any proposed Transfer pursuant to Subsection 1.b.ii.(7) (the "Co-Sale Notice") and allow Ampersand II, Ampersand III and Ampersand III CF to participate by Transferring in respect of such number of the shares of Ampersand II, Ampersand III and Ampersand III CF which represents the same proportion to the total number of shares to be sold or transferred as the sum of the number of shares of common stock into which the all shares held by Ampersand II, Ampersand III and Ampersand III CF could be converted as the number of shares of common stock held by Ampersand II, Ampersand III and Ampersand III CF represents to the sum of the total number of issued common stock and the number of common stock into which all of the shares held by Ampersand II, Ampersand III and Ampersand III CF and the shares held by NJI No. 1(A) Investment Fund ("NJI 1A") and NJI No. 2(B) Investment Fund ("NJI 1B") could be converted at the time that the Co-Sale Notice was given.

                  iv. The provisions of this Section 1.b. shall not apply where the Board of Directors have determined that a transfer is (i) from a trustee (not being a stockholder of the Company who has divested himself of all or part of the equitable interest in the shares of the Company) to a new trustee of the same trust; (ii) by the legal personal representative of a deceased stockholder to a person beneficially entitled to the shares on the distribution of the stockholder's estate; (iii) by a trustee (not being a stockholder of the Company who has divested himself of all or part of the equitable interest in the shares of the Company) to a beneficiary or (iv) by the written consent of all of the Shareholders.

         c. Each of the Shareholders agrees that it will not vote any shares of capital stock of the Company held by it, or take any other action, to alter the By-laws or the Certificate of Incorporation of the Company without the consent of Ampersand II, Ampersand III and Ampersand III CF.

         d. The rights and obligations set out in this Section 1 are subject to the issue of the Replacement Shares (as defined in the Implementation Agreement) by the Company to the Shareholders. Upon such issue, clauses 6.1, 6.2 and 6.3 of the Ampersand Subscription Agreement (as defined in the Implementation Agreement) are terminated and of no further force and effect.

2.       REGISTRATION RIGHTS

         a. The Shareholders will co-operate to procure quotation of the Company's shares of common stock on the Nasdaq National Market or listing of such common stock any internationally recognized stock exchange approved by Ampersand II, Ampersand III and Ampersand III CF by June 30, 1998, and will take all actions reasonably necessary to achieve a listing by that date.

         b. The Shareholders will have the registration rights contained in Schedule II hereto.

         c. The Shareholders will have the following registration rights outside the United States:

                  (a) whenever the Company proposes to lodge or register a prospectus or other offering document with the Australian Securities Commission or any other relevant authority it will give 30 days notice to the Shareholders of its intention to do so, and, upon receiving a written request from any Shareholder within the 30 day notice period, the Company will use its best endeavors to include any shares of common stock held by that Shareholder as part of the offer or invitation to subscribe for or purchase shares which is contained in the prospectus or offering document;

                  (b) upon receipt of written notice from any of the Shareholders, the Company will use its best endeavors in assisting in the preparation and filing of a prospectus or offer document with the Australian Securities Commission or any other relevant authority in respect of the shares of common stock held by that Shareholder;

                  (c) the shares held by Ampersand II, Ampersand III and Ampersand III CF will be treated no less favorably than those held by any other shareholder of the Company in respect of any offer or invitation to purchase shares;

         d. The rights and obligations set out in this Section 2 are subject to the issue of the Replacement Shares by the Company to the Shareholders. Upon such issue, clauses 7.1, 7.2 and 7.3 of the Ampersand Subscription Agreement are terminated and of no further force and effect.

3.       OBLIGATIONS OF THE COMPANY

         a. The Company will use its best endeavors to procure quotation of the Company's shares of common stock on the Nasdaq National Market or listing of such common stock any internationally recognized stock exchange approved by Ampersand II, Ampersand III and Ampersand III CF by 30 June 1998, and will take all actions reasonably necessary to achieve a listing by that date.

         b. The Company will not dispose of all or substantially all of its assets without the prior written consent of Ampersand II, Ampersand III and Ampersand III CF (which consent shall not be unreasonably withheld). Prior to obtaining the consent of Ampersand II, Ampersand III and Ampersand III CF and of the shareholders of the Company pursuant to applicable law, if any, the directors of the Company will commission an independent expert to report on whether the proposed sale is fair and reasonable to the Company and all shareholders, taking into account all existing arrangements including the rights of Ampersand II, Ampersand III and Ampersand III CF under this Agreement and the Company's Certificate of Incorporation and By-laws.

         c. Unless otherwise consented to by the holders of at least 80% of the shares of capital stock of the Company, the Company will not declare or pay any dividends on any shares and will not buy-back, cancel or redeem or acquire for any consideration any shares of the capital stock of the Company.

         d. The Company will not issue any shares with rights or priority superior to the rights or priority attaching to the shares of Series A Preferred Stock shares held by Ampersand II, Ampersand III and Ampersand III CF without their prior written consent.

         e. The Company will provide to Ampersand II, Ampersand III and Ampersand III CF:

                  (a) monthly financial information of the Company and its subsidiaries ("the Company Group") in such detail as Ampersand II, Ampersand III and Ampersand III CF reasonably requests within 30 days of the end of each month;

                  (b) the annual budget and operating plan for the following financial year for the Company before the end of the current financial year;

                  (c) audited accounts for the Company on an consolidated basis within 90 days of the end of each financial year; and

                  (d) any other information in relation to the Company which Ampersand II, Ampersand III and Ampersand III CF reasonably requests.

         f. The rights of Ampersand II, Ampersand III and Ampersand III CF under Subsections 1.a., 1.b.i., 1.b.iii, and 1.c., and the obligations of the Company under Section 3 will lapse if Ampersand II, Ampersand III and Ampersand III CF in the aggregate hold less than 5% of the issued capital in the Company.

         g. The rights and obligations set out in this Section 3 are subject to the issue of the Replacement Shares by the Company to the Shareholders. Upon such issue, clauses 8.1, 8.2, 8.3, 8.4, 8.5 and 8.6 of the Ampersand Subscription Agreement are terminated and of no further force and effect.

4.       COMPENSATION COMMITTEE

         a. The parties agree that the remuneration paid by the Company to Peter Kenneth Kennedy, Paul John Bordonaro and Alan Rowland Thomas will be determined (consistent with all relevant employment agreements) by a committee of three directors including a director appointed by JTC (as Chairman) and a director appointed by either Ampersand II or Ampersand III.

         b. In addition to any rights they have under the Company's Certificate of Incorporation or otherwise to appoint a director, each of Thomas, Helmet and Floatflow while they are shareholders in the Company may appoint Peter Kenneth Kennedy, Paul John Bordonaro and Alan Rowland Thomas as corporate representatives to attend meetings of the Board of Directors, and the Company shall cause to be delivered to such individuals all notices of meetings that are delivered to the Directors of the Company.

         c. The rights of Thomas, Helmet and Floatflow under Section 4.b. will lapse if Thomas, Helmet and Floatflow in aggregate hold less than 5% of the outstanding capital stock of the Company.

         d. The rights and obligations set out in this Section 4 are subject to the issue of the Replacement Shares by the Company to the Shareholders. Upon such issue, clauses 10.1, 10.2 and
                  10.3 of the Ampersand Subscription Agreement are terminate and of no further force and effect.

5.       TRANSFER

         a. Notwithstanding any other provision of this Agreement, Ampersand II, Ampersand III and Ampersand III CF may at any time transfer all or any of their shares of capital stock of the Company to any affiliate, including any limited partnership associated with Ampersand II or Ampersand III, subject to the transferee agreeing in writing to be bound by the terms of this Agreement.

         b. Notwithstanding any other provision of this Agreement, each of NJI 1A or NJI 1B may at any time transfer all or any of its shares of capital stock of the Company to any affiliate or to any fund under the management of Nomura/Jafco Investment
                  (Asia) Ltd, subject to the transferee agreeing in writing to be bound by the terms of this agreement.

         c. The rights and obligations set out in this Section 5 are subject to the issue of the Replacement Shares by the Company to the Shareholders. Upon such issue, clauses 11.1 and 11.2 of the Ampersand Subscription Agreement are terminated and of no further force and effect.

6.       UNDERTAKINGS TO NOMURA/JAFCO

         a. Each of JTC, Thomas, Helmet and Floatflow agrees that it will not, without the prior written consent of NJI 1A and NJI 1B (which consent shall not be unreasonably withheld) Transfer any of its shares of capital stock of the Company.

         b. The Company agrees that while NJI 1A or NJI 1B holds any shares of capital stock of the Company:

                  (a) a person nominated from time to time by NJI 1A and/or NJI 1B shall have the right to attend all meetings of the board of directors of the Company and receive all notices of meetings delivered to Directors of the Company; and

                  (b) the Company shall provide to NJI 1A and NJI 1B in a timely manner monthly, quarterly and annual financial statements of the Company and the annual budget of the Company.

         c. NJI 1A and/or NJI 1B shall comply with any reasonable confidentiality requirements of the Company and shall obtain the written agreement that any person nominated by NJI 1A and/or NJI 1B pursuant Section 6.b.(a) shall comply with any such requirements.

         d. The rights of NJI 1A and NJI 1B under Section 6 shall lapse upon the sale or transfer by NJI 1A and NJI 1B of all of their shares of capital stock of the Company.

         e. The rights and obligations set out in this Section 6 are subject to the issue of the Replacement Shares. Upon such issue, clauses 6.1 and 6.2 of the Nomura Subscription Agreement (as defined in the Implementation Agreement) are terminated and of no further force and effect.

7.       ELECTION OF DIRECTORS; CERTAIN VOTING RIGHTS.

         a. Subject to Section 7.b. below, each of the Shareholders agrees to vote his, her or its shares of capital stock of the Company over which he, she or it exercises voting control, and take such other actions as are necessary, so as to elect (to the extent of the voting rights of the shares of capital stock held by such party) and thereafter continue in office as Directors of the Company:

                  (1) the following number of individuals designated by Ampersand II and Ampersand III:

                                    (a) while Ampersand II holds between 6.25%
                           and 13% of the issued shares in the Company, Ampersand II will have the right to appoint one Director of the Company;

                                    (b) while Ampersand II holds more than 13.0%
                           of the issued shares in the Company, and if Ampersand III does not have the right to appoint a Director, Ampersand II will have the right to appoint two Directors of the Company;

                                    (c) while Ampersand III holds 6.25% or more
                           of the issued shares in the Company Ampersand III will have the right to appoint one Director of the Company.

                  (2)      the following number of individuals designated by
                           JTC:

                                    (a) at such times as JTC holds 25% or more
                           of the outstanding shares of capital stock of the Corporation, three directors,

                                    (b) at such times as JTC holds at least 13%
                           but less than 25% of the outstanding shares of capital stock of the Corporation, two directors;

                                    (c) at such times as JTC holds at least
                           6.25% but less than 13% of the outstanding shares of capital stock of the Corporation, one director.

                  (3) an individual designated by the Management Team at such times as any of Helmet, Floatflow, Thomas or the Management Team hold 6.25% or more of the outstanding shares of capital stock of the Company.

         b. Each of the Shareholders agrees to vote his, her or its shares of the capital stock of the Company over which he, she or it exercises voting control, and take such other actions as are necessary, for the removal of any Director upon the request of the party or parties designating such Director and for the election to the Board of Directors of a substitute designated by such party or parties in accordance with the provisions of
                  Section 7.a hereof.

         c. Each of the Shareholders agrees to vote, his, her or its shares of the capital stock of the Company over which he, she or it exercises voting control, and take such other actions as are necessary, in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors of the Company shall be filed in accordance with
                  Section 7.a.

8.       MISCELLANEOUS

         a. TERMINATION. This Agreement shall terminate and be of no further effect if any shares in the Company are listed on any stock exchange or quoted on any nationally recognized automated quotation system.

         b. CONFIDENTIALITY. Subject to the provisions of this Section, none of the parties will disclose any information or document in connection with this Agreement which is not in the public domain.

         A party may disclose any confidential information or document:

                  1. in enforcing this Agreement or in a proceeding arising our of or in connection with this Agreement;

                  2. if required under a binding order of a governmental agency or under a procedure for discovery in any proceedings;

                  3. if required under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, the observance of which is in accordance with the practice of responsible bankers or financial institutions similarly situated;

                  4.       as required or permitted by this Agreement;

                  5.       to its legal advisers and its consultants;

                  6. if necessary to comply with any duty or obligation to keep investors properly informed; or

                  7.       with the prior written consent of each other party.

         This Section 8.b. survives the termination of this Agreement.

         c. ASSIGNMENT. Subject to Section 5 and this Section, the rights and obligations of each party to this Agreement are personal. They cannot be assigned, encumbered or otherwise dealt with and no party shall attempt, or purport, to do so without the prior written consent of all parties.

         If a Shareholder transfers its shares to a related corporation or limited partnership or fund pursuant to Section 5, it must assign its rights and obligations under this Agreement to that related corporation or limited partnership or fund, and such transferee must execute an instrument which provides that such transferee shall be bound by the provisions hereof.

         d. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         e. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company, the Shareholders and their respective heirs, executors, administrators, legal representatives, successors and assigns.

         f. NOTICE. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery by registered or certified mail, postage prepaid, addressed to the other parties hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as any party shall designate to the others in accordance with this Section 8.c.

         g. PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice vera.

         h. ENTIRE AGREEMENT; RELATIONSHIP TO CERTIFICATE OF INCORPORATION AND BY-LAWS. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement. To the extent permitted by law, in the event of any inconsistency between this Agreement and the provisions of the Certificate of Incorporation or By-laws of the Company, the provisions of this Agreement shall apply.

         i. AMENDMENT. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of all the parties hereto.

         j. NO WAIVER. No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

         k. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware.

         l. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Shareholders Agreement to be executed as an instrument under seal as of the date first set forth above.


SIGNED for and on behalf of MOLDFLOW          )
CORPORATION                                   )
in the presence of                            )

/s/ Nevill Antony Sherburn                      /s/ Julian Beale
----------------------------------              --------------------------------
Secretary                                       President


Nevill Antony Sherburn                          Julian Beale
----------------------------------              --------------------------------
Name of secretary (print)                       Name of president (print)


THE COMMON SEAL of THOMAS                     )
INVESTMENTS AUSTRALIA PTY LTD                 )
is affixed in accordance with its articles    )
of association in the presence of             )


----------------------------------              --------------------------------
Secretary                                       Director


----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)

         IN WITNESS WHEREOF, the parties hereto have caused this Shareholders Agreement to be executed as an instrument under seal as of the date first set forth above.


SIGNED for and on behalf of MOLDFLOW          )
CORPORATION                                   )
in the presence of                            )


----------------------------------              --------------------------------
Secretary                                       President



----------------------------------              --------------------------------
Name of secretary (print)                       Name of president (print)


SIGNED for and on behalf of THOMAS            )
INVESTMENTS AUSTRALIA PTY LTD                 )
by a director in the presence of              )

/s/ Stephanie M. Rowland                        /s/ A. Roland Thomas
----------------------------------              --------------------------------
Witness                                         Director


Stephanie M. Rowland                            A. Roland Thomas
----------------------------------              --------------------------------
Name of witness (print)                         Name of director (print)

THE COMMON SEAL of HELMET                     )
INVESTMENTS AUSTRALIA PTY LTD is              )
affixed in accordance with its articles       )
of association in the presence of             )

/s/ Peter Kennedy                               /s/ Pauline M. Healy
----------------------------------              --------------------------------
Secretary                                       Director

Peter Kennedy                                   Pauline M. Healy
----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)


THE COMMON SEAL of FLOATFLOW                  )
PTY LTD is affixed in accordance with its     )
articles of association in the presence of    )


----------------------------------              --------------------------------
Secretary                                       Director


----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)


THE COMMON SEAL of JTC                        )
INVESTMENT MANAGEMENT PTY is                  )
affixed in accordance with its articles of    )
association in the presence of                )


----------------------------------              --------------------------------
Secretary                                       Director


----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)

THE COMMON SEAL of HELMET                     )
INVESTMENTS AUSTRALIA PTY LTD is              )
affixed in accordance with its articles       )
of association in the presence of             )


----------------------------------              --------------------------------
Secretary                                       Director

----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)


SIGNED for and on behalf of FLOATFLOW         )
PTY LTD by a director in the presence of      )

/s/ N. Broome                                   /s/ Paul Bordonaro
----------------------------------              --------------------------------
Witness                                         Director


N. Broome                                       Paul Bordonaro
----------------------------------              --------------------------------
Name of witness (print)                         Name of director (print)


THE COMMON SEAL of JTC                        )
INVESTMENT MANAGEMENT PTY is                  )
affixed in accordance with its articles of    )
association in the presence of                )

/s/ Julian Beale                                /s/ Michael Kroeger
----------------------------------              --------------------------------
Secretary                                       Director

Julian Beale                                    Michael Kroeger
----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1(A) Investment Fund)     )          [SEAL]
is affixed in accordance with its articles    )
of association in the presence of             )


                                                  /s/ illegible
                                                  ------------------------
                                                  Director

                                                  /s/ illegible
                                                  ------------------------
                                                  Name of director (print)

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1 (B) Investment Fund)    )          [SEAL]
is affixed in accordance with its articles    )
of association in the presence of             )


                                                  /s/ illegible
                                                  ------------------------
                                                  Director

                                                  /s/ illegible
                                                  ------------------------
                                                  Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS II, LIMITED PARTNERSHIP             )
by its general partner ASMC II Management     )
Company LP in the presence of                 )

                                                /s/ Charles D. Yie
                                                --------------------------------
                                                Director

                                                /s/ Charles D. Yie
                                                --------------------------------
                                                Name of director (print)

THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1(A) Investment Fund)     )
is affixed in accordance with its articles    )
of association in the presence of             )


                                              /s/ illegible
-----------------------------------           --------------------------------
Secretary                                     Director


                                              /s/ illegible
-----------------------------------           --------------------------------
Name of secretary (print)                     Name of director (print)


THE COMMON SEAL of WESTPAC                    )
CUSTODIAN NOMINEES LIMITED (as                )
nominee for NJI No. 1 (B) Investment Fund)    )
is affixed in accordance with its articles    )
of association in the presence of             )

----------------------------------              --------------------------------
Secretary                                       Director

----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)


SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS II, LIMITED PARTNERSHIP             )
by its general partner ASMC II Management     )
Company LP in the presence of                 )

                                                /s/ Charles D. Yie
----------------------------------              --------------------------------
Secretary                                       Director

                                                Charles D. Yie
----------------------------------              --------------------------------
Name of secretary (print)                       Name of director (print)

By its General Partner of the General Partner ASMC-II MCLP LLP

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III, LIMITED PARTNERSHIP            )
by its general partner ASMC III Management    )
Company LP in the presence of                 )

By its General Partner of the General Partner ASMC-III MCLP LLP

                                                /s/ Charles D. Yie
                                                --------------------------------
                                                Director and General Partner

                                                Charles D. Yie
                                                --------------------------------
                                                Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III COMPANION FUND                  )
LIMITED PARTNERSHIP by its general            )
partner ASMC IIICF Management Company LP      )
in the presence of                            )

By its General Partner of the General Partner ASMC-III MCLP LLP

                                                /s/ Charles D. Yie
                                                --------------------------------
                                                Director and General Partner

                                                Charles D. Yie
                                                --------------------------------
                                                Name of director (print)


SIGNED for and on behalf of MAZZA &           )
RILEY, INC.                                   )
in the presence of                            )


----------------------------------              --------------------------------
Secretary

----------------------------------              --------------------------------
Name of secretary (print)                                     Name (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III, LIMITED PARTNERSHIP            )
by its general partner ASMC III Management    )
Company LP in the presence of                 )


                                                --------------------------------
                                                Director

                                                --------------------------------
                                                Name of director (print)

SIGNED for and on behalf of AMPERSAND         )
SPECIALTY MATERIALS AND                       )
CHEMICALS III COMPANION FUND                  )
LIMITED PARTNERSHIP by its general            )
partner ASMC IIICF Management Company LP      )
in the presence of                            )


                                                --------------------------------
                                                Director

                                                --------------------------------
                                                Name of director (print)


SIGNED for and on behalf of MAZZA &           )
RILEY, INC.                                   )
in the presence of                            )

                                                /s/ David B. Mazza
                                                --------------------------------
                                                Treasurer

                                                David B. Mazza
                                                --------------------------------
                                                Name (print)

                                   SCHEDULE I

THOMAS INVESTMENTS AUSTRALIA PTY LTD

HELMET INVESTMENTS AUSTRALIA PTY LTD

FLOATFLOW PTY LTD

JTC INVESTMENT MANAGEMENT PTY LTD

WESTPAC CUSTODIAN NOMINEES LIMITED (as nominee for NJI No. 1(A) Investment
Fund)

WESTPAC CUSTODIAN NOMINEES LIMITED (as nominee for NJI No. 1 (B) Investment
Fund)

AMPERSAND SPECIALTY MATERIALS AND CHEMICALS II, LIMITED PARTNERSHIP

AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III, LIMITED PARTNERSHIP

AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III COMPANION FUND

MAZZA & RILEY, INC.

                                   SCHEDULE II

                               REGISTRATION RIGHTS

1.    Certain Definitions

Words defined in the Shareholders Agreement have the same meaning in this
Schedule II, except that as used in this Schedule II, the following terms shall have the following respective meanings:

      Commission means the United States Securities and Exchange Commission, or any other United States Federal agency at the time administering the Securities Act.

      Common Stock means the common stock, $.01 par value per share, of the Company.

      Company means Moldflow Corporation.

      Exchange Act means the United States Securities Exchange Act of 1934, as amended, or any similar United States statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

      Securities Act means the United States Securities Act of 1933, as amended, or any similar United States statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

      Registration Statement means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      Registration Expenses means the expenses described in Section 6 of this Schedule.

      Registrable Shares means (i) the shares of Common Stock issued or issuable upon, exercise or conversion of the securities held by Ampersand II and Ampersand III, and (ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recaptializations, or similar events). Wherever reference is made in this Agreement to a request or consent of Holders of a certain percentage of Registrable Shares, or to a number of percentage of Registrable Shares held by a Holder, such reference shall include shares of Common Stock issuable upon exercise of conversion of the securities held by Ampersand II and Ampersand III even though such exercise or conversion has not yet been effected.

      Holder means Ampersand Speciality Materials and Chemicals II and Ampersand Speciality Materials and Chemicals III and the Shareholders and their direct or indirect successors or assigns.

2.    Sale or Transfer of Shares; Legend

      (a) The Registrable Shares shall not be sold or transferred in the United States unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

      (b) Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

                  "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated in the United States unless and until such shares are registered under the Act or an opinion of counsel satisfactory to the Company is furnished to the Company to the effect that such registration is not required."

            The foregoing legend shall be removed from the certificates representing any Registrable Shares at the request of the Holder thereof at such time as they become registered under the Securities Act or eligible or resale pursuant to Rule 144(k) under the Securities Act.

3.    Required Registration

      (a) Within 90 days following written notice from a Holder or Holders holding (or intending to exercise warrants for) (i) in the case of Forms S-1 and S-2, not less than fifty one percent (51%) of the Registrable Shares and (ii) in the case of Form S-3, Registrable Shares having a fair market value of not less than $100,000, the Company shall use its best efforts to effect the registration of such Registrable Shares on Form S-1, Form S-2 or Form S-3 (or any successor forms) or other appropriate Registration Statement designated by such Holder or Holders. Any demand registration on Form S-1 or Form S-2 pursuant to this Section 3 must be underwritten on a firm commitment basis by a merchant or investment banker of recognized national or regional standing in the United States. The right of other Holders to participate in such underwritten registration shall be conditioned on such Holders' participation in such underwriting upon the same terms and conditions. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of election subject to the approval of the underwriter managing the offering. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1, Form S-2 or Form S-3 (or any successors form) or such other appropriate Registration Statement designated by such Holder or Holders, of all such Registrable Shares.

      (b) The Company shall not be required to effect more than two registrations (other than on Form S-3 or any successor form relating to secondary offerings, if available) pursuant to Section 3(a). The Holder or Holders holding the requisite amount of Registrable Shares shall have the right to require the Company to effect an unlimited number of registrations on Form S-3 or any successor form relating to secondary offerings; however, in any one year the Company shall not be required to effect more than two such registrations. If, upon receipt of any request for registration from the Holders pursuant to this Section 3, the Company elects to sell shares directly as part of such registration, then such registration shall be considered a registration under Section 4 rather than under Section 3 hereof.

4.    Incidental Registration

      (a) Whenever the Company proposes to file a Registration Statement, prior to such filing it shall give written notice to all Holders of its intention to do so, and upon the written request of a Holder or Holders given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder(s); provided that, the Company shall have the right to postpone or withdraw any registration effected pursuant to this
            Section 4 without obligation to any Holder.

      (b) In connection with any offering under this Section 4 involving an underwriting, and subject to the next sentence hereof, the Company shall not be required to include any Registrable Shares in such underwriting in such quantity as will, in the opinion of the underwriters, jeopardize the success of the offering by the Company or materially adversely affect the price receivable by the Company in such offering. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Holders have requested to be included would materially and adversely affect the success or the price receivable in such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, provided, however, that in no event shall more than 50% of the Registrable Shares which the Holders have requested to be included in any underwriting be excluded from such underwriting (other than an underwriting relating to the initial public offering of the Company's Common Stock, in which case 100% of such Registrable Shares may be excluded). In the event of such a reduction in the number of shares to be included in the underwriting, all Holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares (or in any other proportion as agreed upon by such Holders) and if any such Holder would thus be entitled to include more shares than such Holder requested to be registered, the excess shall be allocated among such other requesting Holders pro rata based on their ownership of Registrable Shares. No other securities requested to be included in a registration for the account of anyone other than the Company or the Holders shall be included in a registration unless either (i) all Registrable Shares requested to be included in such registration are so included or (ii) the Holders of a majority of the Registrable Shares requested to be included in such registration otherwise consent in writing.

5.    Registration Procedures

      If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

      (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective:

      (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date;

      (c) as expeditiously as possible furnish to each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the registered Registrable Shares owned by the selling Holder; and

      (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holder to consummate the public sale or other disposition in such jurisdictions; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      If the Company has delivered preliminary or final prospectuses to the selling Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holder and, if requested, the selling Holder shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide the selling Holder with revised prospectuses and, following receipt of the revised prospectuses, the selling Holder shall be free to resume making offers of the Registrable Shares.

6.    Allocation of Expenses

      The Company shall pay the Registration Expenses for all registrations requested by the Holders pursuant to this Agreement. If a registration on a Registration Statement other than Form S-3 (or any successor form) requested by the Holders pursuant to Section 3(a) is withdrawn prior to effectiveness at the request of the Holders requesting it and if the requesting Holders holding a majority of the Registrable Shares requested to be included in such registration elect not to have such registration counted as a registration requested under Section 3(a), the requesting Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term Registration Expenses shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling Holders, out-of-pocket expenses of the Company and the underwriters, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discount and selling commissions and fees of more than one counsel for the selling Holders. Such underwriting discounts and selling commissions shall be borne pro rata by the selling Holders in accordance with the number of their Registrable Shares included in such registration.

7.    Indemnification

      (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other persons, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, or any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, lability or action; provided, however, that the Company shall not be liable in any such cases to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

      (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each seller of Registrable Shares severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect hereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds to each Holder of Registrable Shares sold as contemplated herein.

      (c) Indemnifications of an underwriter pursuant to this Section 7 shall not be interpreted as providing relief of such underwriter from any or all of its due diligence obligations. Further, a underwriter shall not be entitled to indemnification pursuant to this section in the event that it fails to deliver to any selling Holder any preliminary or final or revised prospectus, as required by the Rules and Regulations of the Commission. Finally, no indemnification shall be provided pursuant to this Section in the event that any error in a preliminary prospectus of the Company is subsequently corrected in the final prospectus of the Company for a particular offering, and such final prospectus is delivered to the person seeking indemnity, in the case of a claim made under Section 7(a), or to all purchasers in the offering by the Company in the case of a claim under Section 8(b) prior to the date of purchase of the securities.

      Each party entitled to indemnification under this Section 7 (the Indemnified Party) shall give notice to the party required to provide indemnification (the Indemnifying Party) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such Indemnified Party's expense, provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interest between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement that does not include as an unconditional term thereof the giving of the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

8.    Indemnification with Respect to Underwritten Offering.

      In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 3(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

9.    Stand-Off Agreement

      Each Holder of Registrable Shares, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Holder for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement; provided that:

      (a) such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

      (b) all officers and directors of the Company and all Holders of five percent (5%) or more of the Company's Common Stock enter into similar agreements.

      Such agreement shall be in writing in a form satisfactory to the Company and such underwriter.

10.   Information by Holder

      Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required or advisable in connection with any registration, qualification or compliance referred to in this Agreement.

11.   Rule 144 Requirements

      With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act).

      (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

      (c) furnish to any Holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

12.   Selection of Underwriter

      In the case of any registration effected pursuant to Section 3, the Requesting Holders shall have the right to designate the managing underwriter, subject to the approval of the Company, which approval may not be unreasonably withheld or delayed.

13.   Restrictions on Other Agreements

      The Company will not enter into any other agreement with any party which by its terms grants any right relating to the registration of its Common Stock superior to or on a parity with the rights granted to the Holders pursuant to this Agreement.

14.   Transfer of Rights

      (a) The rights granted hereunder may be transferred or succeeded to only by any (i) other Holder or any general or limited partner, officer or other affiliate (within the meaning of Rule 144 under the Securities Act) of any Holder, or (ii) any other person or entity that holds (including any shares hereafter acquired) at least 5% of the Registrable Shares and who is not a competitor of the Company or a partner, officer, director, employee or owner of more than 1 % of the outstanding securities of any direct or indirect competitor of the Company; provided, however, that the Company is given written notice by the transferee and identifying the securities with respect to which such rights are being assigned.

      (b) A transferee to whom rights are transferred pursuant to this Section 14 may not again transfer such rights to any other person or entity, other than as provided in paragraph (a) above.

15.   Successors and Assigns

      The provisions of this Schedule shall bind and inure to the benefit of respective successors, assigns, heirs, executors, and administrators of the parties hereto.